Hvide Marine Incorporated

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held June 15, 2000

TO OUR SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of Hvide Marine Incorporated (the "Company") will be held at 10:30 a.m. local time on June 15, 2000, at the Seamen's Church Institute, 241 Water Street, New York, New York for the following purposes:

1. to elect two Class I Directors to serve on the Board of Directors for a three-year term;

2. to consider and approve the adoption of the Hvide Marine Incorporated Amended and Restated Equity Ownership Plan;

3. to consider and approve the adoption of the Hvide Marine Incorporated Stock Option Plan for Directors;

4. to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the year ending December 31, 2000; and

5. to transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on April 20, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

         If you are unable to attend the Meeting, you are requested to complete, sign, date, and return the accompanying proxy in the enclosed postage-paid return envelope so that your shares will be represented.

                                  By Order of the Board of Directors,


                                  /s/ WALTON S. KINSEY, JR.
                                  Walton S. Kinsey, Jr.
                                  Senior Vice President,
                                  General Counsel and Secretary

Fort Lauderdale, Florida
May 15, 2000

                            Hvide Marine Incorporated

                               2200 Eller Drive
                        Fort Lauderdale, Florida 33316

                              Tel: (954) 523-2200

                                 PROXY STATEMENT

                                     FOR THE

                       2000 ANNUAL MEETING OF SHAREHOLDERS

         This Proxy Statement is furnished to the holders of the Common Stock of Hvide Marine Incorporated (the "Company") in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used in voting at the Annual Meeting of Shareholders to be held on June 15, 2000 and any adjournments thereof (the "Meeting").

         The enclosed proxy is for use at the Meeting if the shareholder will not be able to attend in person. Any shareholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy also may be revoked by any shareholder present at the Meeting who votes his or her shares in person.

         All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the shares will be voted FOR the election of the named nominees for election as Directors and FOR each of the other proposals set forth in the Notice of 2000 Annual Meeting of Shareholders and this Proxy Statement.

         Only holders of record of Common Stock at the close of business on April 20, 2000 are entitled to vote at the Meeting. On that date, 10,000,000 shares of Common Stock were outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Meeting. Holders of a majority of the outstanding shares of Common Stock are required to be represented in person or by proxy to constitute a quorum for holding the Meeting.

         The  Notice  of  2000  Annual  Meeting  of  Shareholders,   this  Proxy
Statement, the accompanying proxy, and the 1999 Annual Report to Shareholders were first mailed to Shareholders on or about May 18, 2000.

                      1. ELECTION OF CLASS I DIRECTORS

         The Company's Certificate of Incorporation and By-Laws provide for the division of the Board of Directors into three classes, designated Class I, Class II, and Class III, with staggered terms of three years. The terms of Class I, Class II, and Class III directors currently expire in 2000, 2001, and 2002, respectively.

         The Board currently consists of nine members: Class I, comprised of Messrs. Gaffney and Keiser; Class II, comprised of Messrs. McGovern, Moore and Sweeney; and Class III, comprised of Messrs. Cressy, Fitzgerald, Kurz and Shepherd. At the Meeting, two Class I directors are to be elected to serve for a term of three years and until their successors are duly elected.

Directors and Nominees

Nominees

         The following are the nominees to serve as Class I members of the Board of Directors:

     Name                               Age        Current Positions

James J. Gaffney(1).................    58         Chairman of the Board
Robert L. Keiser....................    57         Director

Continuing Directors

     The following are the  continuing  Class II and III members of the Board of
Directors:

     Name                               Age        Current Positions

Peter H. Cressy(2)..................    58         Director
Jean Fitzgerald.....................    74         Director
Gerhard E. Kurz.....................    60         Chief Executive Officer
                                                         and Director
John F. McGovern(2).................    53         Director
Thomas P. Moore, Jr.(2).............    61         Director
Donald R. Shepherd(1)...............    63         Director
Eugene F. Sweeney...................    57         President, Chief Operating
                                                         Officer and Director

(1)               Member of the Compensation Committee.
(2)               Member of the Audit Committee.

         Mr. Kurz has been Chief Executive Officer and a director of the Company since April 2000. He formerly served as President of Mobil Shipping and Transportation Company (MOSAT), a Mobil Oil-affiliated company from which he retired in March 2000. Mr. Kurz joined Mobil in London in 1964 as a Chartering Assistant. In 1965 he was transferred to Mobil's Marine Division in New York. After a series of promotions, he was named Vice President of Planning, Middle East and Marine Transportation, and then President of MOSAT in 1989. Mr. Kurz is past Chairman of the Marine Preservation Association and the Oil Companies International Marine Forum. He previously served on the Board of Directors of the American Bureau of Shipping and chaired its Finance and Nominating Committees. He currently serves on the Boards of the Seamen's Church Institute, International Registries, Inc., the Coast Guard Foundation, and the Newport News Mariners' Museum. He is the Chairman of the Massachusetts Maritime Academy's International Business Advisory Council and a member of the International Advisory Board to the Panama Canal Authority. He is the recipient of numerous awards and honors, including the International Maritime Hall of Fame Award, the 1999 SeaTrade "Personality of the Year" award, the Seamen's Church Institute Silver Bell Award, and the U. S. Coast Guard Award and Medal for Meritorious
Public Service. He holds an Honorary Doctorate Degree from Massachusetts Maritime Academy.

         Mr. Sweeney has been President since January 2000, Chief Operating Officer since April 1998, Executive Vice President since September 1994 and a director since 1984. He was Senior Vice President--Operations of the Company from 1991 to September 1994. He joined the Company in 1981 as Vice
President--Ship Management. Prior to joining the Company, Mr. Sweeney was employed for 17 years by Texaco, Inc., where he served in seagoing and shore management positions, including operations manager of Texaco's U.S. tanker fleet. Mr. Sweeney is on the board of directors of the Chamber of Shipping of America and the Florida Pilots Commission and is a member of the American Bureau of Shipping.

         Mr. Gaffney has been a director since December 1999 and Chairman of the Board since April 2000. He is Vice Chairman of Viking Pacific Holdings, Ltd. He was previously Chairman of Vermont Industries, Ltd., a New Zealand-based diversified holding company involved in manufacturing and distribution, since 1997. From 1995 to 1997, he was President and Chief Executive Officer of General Aquatics, Inc., a company involved in swimming pool construction and the manufacture of swimming pool equipment. From 1993 to 1995, he was President and Chief Executive Officer of KDI Corporation, a conglomerate with interests in swimming pool construction and related equipment, defense and cellular electronics products, and the engineering and metal plating industries. Mr. Gaffney is a Director of Advantica Restaurant Group and SCP Pool Corporation.

         Dr. Cressy, a director of the company since March 2000, has been President and Chief Executive Officer of the Distilled Spirits Council of the United States, Inc. (DISCUS) since September 1999. Prior to joining DISCUS, he was Chancellor of the University of Massachusetts at Dartmouth for six years. From 1991 to 1993, he was President of the Massachusetts Maritime Academy. Dr. Cressy, who has a Ph.D. in education from the University of San Francisco and is a Yale graduate, is a retired U. S. Navy Rear Admiral. He joined the Navy in 1963 and during his 28-year career held senior positions at the State Department and Pentagon and major command assignments. He concluded his naval career as Commander, Fleet Air Mediterranean and Commander, NATO Air Mediterranean during Desert Storm. Dr. Cressy is a Director of the distilled spirits industry's educational foundation, The Century Council.

         Mr. Fitzgerald has served as a director of the Company since March 1994. He was Chairman and Chief Executive Officer of the Company from June 1999 to April 2000. From 1990 to 1992, he was Executive Vice President of NDE Testing & Equipment, Inc., a nationwide storage-tank testing company. From 1988 to 1990, he was with Frederic R. Harris, Inc., an international consulting engineering firm. Mr. Fitzgerald was a co-founder and the President of American Tank Testing Service, Inc., a firm that was subsequently acquired by NDE Environmental Corporation, from 1986 to 1987. In 1982 and 1983, he served as the Company's Vice President for Governmental Affairs. His other business experience includes service as President of Tracor Marine, Inc. from 1976 to 1979 and Director of Engineering of Tracor's Systems Technology Division from 1974 to 1976. Mr. Fitzgerald retired from the U.S. Navy in 1974 in the rank of Captain. During his naval career he commanded major fleet units at sea and served in the offices of the Chief of Naval Operations and the Secretary of Defense. He is a past Commissioner and Chairman of the Port Everglades Authority.

         Mr. Keiser has served as a director since March 2000. He is former Chairman of the Board of the Kerr-McGee Corporation, an international energy concern, from which he retired in 1999. He was previously Chairman and Chief Executive Officer of the Oryx Energy Company since 1994, and Chief Operating Officer from 1991 to 1994. A graduate of the University of Missouri in Rolla, he joined the Sun Company, Inc. in 1965 and became Vice President of Planning and Development for Oryx when that company was spun off from Sun in 1988. Mr. Keiser is a member of the Board of Trustees of his alma mater and also serves on the Board of Advisors of the Maguire Oil and Gas Institute at Southern Methodist University and on the Board of Directors of the University of Texas at Dallas. He is a member of the American Petroleum Institute and the Society of Petroleum Engineers.

         Mr. McGovern has been a director of the Company since December 1999. He has been affiliated with Aurora Capital LLC since 1999. From 1981 to 1999, he held a series of executive positions with Georgia Pacific Corporation, rising from Vice President-Project Financing in 1981 to Executive Vice President and Chief Financial Officer from 1995 until 1999. From 1972 to 1981, he was a Vice President with Chase Manhattan Bank in their Forest Products and Packaging Division. Mr. McGovern is a Director of ChanneLinx.com, Inc., Golden Bear Golf, Inc., Global Emergency Medical Systems, and the Morehouse School of Medicine. He is a member of the Georgia State CFO Roundtable.

         Mr. Moore, a director of the Company since December 1999, has been a Senior Vice President of State Street Research & Management Company since 1986 and is head of the State Street Research International Equity Team. From 1977 to 1986 he served in positions of increasing responsibility with Petrolane, Inc., including Administrative Vice President (1977-1981), President of Drilling Tools, Inc., an oilfield equipment rental subsidiary (1981-1984), and President of Brinkerhoff-Signal, Inc., an oil well contract drilling subsidiary (1984-1986). Mr. Moore is a Certified Financial Analyst and a Director of First Community Bank in Woodstock, VT and the Petroleum Analysts of Boston.

         Mr. Shepherd has been a director of the Company since December 1999. He served as Chairman of Loomis, Sayles & Company, L.P., an investment management firm and the Company's majority stockholder, from 1992 to 1995 and as its Chief Executive Officer from 1990 to 1995, having joined the firm in 1972 as Vice President-Portfolio Management. He was named Managing Partner in 1981 and served as a Director from 1985 to 1995. From 1961 to 1972 he was a Vice President with the Title Insurance & Trust Company. Mr. Shepherd is a Certified Financial Analyst. He is a Director of Advantica Restaurant Group and a Trustee of the Scripps Research Institute and the Rancho Coastal Humane Society.

Certain Board Information

         The Board of Directors supervises the management of the Company as provided by Delaware law. The Board of Directors has two committees: the Compensation Committee and the Audit Committee.

         The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all executive officers of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the Company's bonus and stock option plans. Its current members are Messrs. Gaffney (Chairman) and Shepherd.

         The Audit Committee reviews, with the Company's independent public accountants, the annual financial statements of the Company; reviews the work of, and approves audit services performed by, such independent public accountants; makes annual recommendations to the Board for the appointment of independent public accountants for the ensuing year; and administers the Company's policy with respect to transactions with affiliated persons. Its current members are Messrs. McGovern (Chairman), Cressy and Moore.

         The Board of Directors held 23 meetings and acted by unanimous consent on four occasions during the year ended December 31, 1999. The Compensation Committee held seven meetings and the Audit Committee held three meetings during 1999. The Executive Committee, which no longer exists, held four meetings during 1999. All of the Company's incumbent directors attended at least 75% of the meetings of the Board and of the committees of which they were members.

Director Compensation

         Directors not employed by the Company are paid an annual retainer of $24,000, $1,500 per board meeting and $1,000 per board committee meeting ($750 and $500, respectively, if telephonic) attended and are reimbursed by the Company for reasonable out-of-pocket expenses incurred for attendance at such meetings in accordance with Company policy. All committee chairmen not employed by the Company are also paid an annual retainer of $5,000.

         The Board of Directors unanimously recommends that the shareholders vote FOR the election of Messrs. Gaffney and Keiser as Class I Directors to serve for a term of three years. Election of directors requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting. Shares represented by the enclosed proxy will be voted for the election of the aforementioned candidates unless authority is withheld. If for any reason any of these directors is not a candidate for election as a director at the Meeting as the result of an event not now anticipated, the shares represented by the enclosed proxy will be voted for such substitute as shall be designated by the Board.

Executive Compensation

         The following table sets forth the compensation for the two individuals who served as Chief Executive Officer during 1999 and each of the four most highly compensated individuals serving as executive officers at the end of 1999 whose individual remuneration exceeded $100,000 for the year ended December 31, 1999 (the "Named Executives").

                        Summary Compensation Table

                                                                              Long-Term Compensation
                                                                               Awards               Payouts
                                                                         Restricted     Securities                   All
Name and                        Annual Compensation    Other Annual       Stock        Underlying      LTIP        Other
Principal Position   Year      Salary       Bonus     Compensation(1)     Awards        Options      Payouts     Compensation(2)
------------------   ----    ----------  -----------  ----------------   --------      ---------    -------     ---------------
Jean Fitzgerald        1999  $  303,237   $  150,000     $    25,579          --           --          --          $    2,348
  Chairman and         1998         --           --      $   150,668
  Chief Executive
    Officer (3)        1997         --           --      $   107,571

J. Erik Hvide          1999    $  217,504  $ 187,863     $     9,450          --           --          --          $   33,496
  Chairman and         1998    $  485,000  $ 221,000     $    15,225          --           --          --          $   14,512
  Chief Executive
    Officer(4)         1997    $  450,000  $ 422,500     $    14,990          --           --          --          $   14,469

John H. Blankley       1999    $  256,560  $ 198,750     $     4,604          --           --          --          $   12,052
  Executive Vice
    President-         1998    $  250,000  $  65,000     $     3,807          --           --          --          $   12,352
  Chief Financial
    Officer(5)         1997    $  210,000  $  111,100    $     3,345          --           --          --          $   12,352

Eugene F. Sweeney      1999    $  256,560  $  198,750    $     6,418          --           --          --          $   12,616
  President-           1998    $  250,000  $   65,000    $     4,249          --           --          --          $   13,000
  Chief Operating
    Officer            1997    $  200,000  $  107,000    $     4,371          --           --          --          $   12,352

Walter S. Zorkers(6)   1999    $  206,560  $  119,000    $    20,394          --           --          --          $   11,839
  Executive Vice
   President-          1998    $  215,385  $   39,000    $     1,360          --           --          --          $   34,514
  Chief Financial
     Officer           1997    $  122,051  $   59,800    $        --          --           --          --          $      864

Andrew W. Brauninger   1999    $  198,000  $    98,900   $    19,067          --           --          --          $   11,839
  Senior Vice
     President-        1998    $  180,000  $    39,000   $       292          --           --          --          $   10,864
  Offshore Division    1997    $  138,333  $    55,000   $       148          --      $ 5,000          --          $   12,064



(1) For 1999, reflects personal use of Company automobiles in the amounts of $8,325, $3,754, $3,754, $621, and $8,313 for Messrs. Hvide, Blankley,
     Sweeney, Brauninger, and Zorkers, respectively, club and professional membership payments of $1,125, $850, and $1,434 for Messrs. Hvide, Blankley and Sweeney, respectively, moving allowances of $12,621 and $18,447 for Messrs Zorkers and Brauninger, respectively, and consulting and director fees of $25,166 for Mr. Fitzgerald. For 1998, reflects personal use of Company automobiles in the amounts of $6,984, $3,226, $3,195 and $292 for Messrs. Hvide, Blankley, Sweeney, Brauninger, and Zorkers respectively, club and professional membership payments of $8,241, $581, $1,054 and $430 for Messrs. Hvide, Blankley, and Sweeney, respectively, and consulting and director fees of $150,688 for Mr. Fitzgerald. For 1997, reflects personal use of Company automobiles in the amounts of $7,143, $2,820, $2,971 and $148 for Messrs. Hvide, Blankley, Sweeney and Brauninger, respectively, club and professional membership payments of $7,847, $525, and $1,400 for Messrs. Hvide, Blankley, and Sweeney, respectively, and consulting and director fees of $107,571 for Mr. Fitzgerald.
(2) For 1999, reflects 401(k) contributions of $11,200 each for Messrs. Hvide, Blankley, Sweeney, Zorkers, and Brauninger, life insurance premium payments of $1,296, $852, $1,416, $639, and $639 for Messrs. Hvide, Blankley,
     Sweeney, Zorkers, and Brauninger, respectively, and outside directors fees of $21,000 for Mr. Hvide. For 1998, consists of 401(k) contributions of $11,200 for each of Messrs. Hvide, Blankley, Sweeney, and Zorkers and $10,000 for Mr. Brauninger and life insurance premium payments of $3,312, $1,152, $1,800, and $864 for Messrs. Hvide, Blankley, Sweeney and Brauninger, respectively. For 1997, consists of 401(k) contributions of $11,200 for each of Messrs. Hvide, Blankley, Sweeney, and Brauninger and life insurance premium payments of $3,269, $1,152, $864, and $576 for Messrs. Hvide, Blankley, Sweeney, and Brauninger, respectively.
(3) Mr. Fitzgerald served as Chief Executive Officer from June 1999 until April 2000.
(4)  Mr. Hvide served as Chief Executive Officer until June 1999.
(5) Mr. Blankley served as Executive Vice President and Chief Financial Officer until January 2000.
(6) Mr. Zorkers began his position as an executive officer of the Company effective May 1, 1997. He resigned as an executive officer and director effective May 15, 2000.

         The following table contains information concerning stock options granted to each of the Named Executives in 1999.

                                                                                        Potential Realizable
                                               Percent                                    Value at Assumed
                                     Total      Shares                                      Annual Rates
                                    Shares    Underlying                                     of Stock
                                  Underlying   Options    Per Share                       Appreciation for
                                    Options    Granted     Exercise                   Expiration   Option Term(3)
     Name                           Granted  to Employees   Price       Date               5%           10%
     ----                         ---------  ------------ --------   -----------      -----------  ------------
Jean Fitzgerald................       --            --       --          --                --           --
                                 20,000(2)        10.0%   $12.47      12/15/06        $  101,531     $236,610
J. Erik Hvide..................  93,700(1)        24.7%   $6.00       12/15/99             --           --
                                      --            --       --          --                --           --
John H. Blankley...............  27,600(1)        7.2%    $6.00       12/15/99             --           --
                                 18,000(2)        9.0%    $12.47      12/15/06           91,378       212,949
Eugene F. Sweeney..............  27,600(1)        7.2%    $6.00       12/15/99             --           --
                                 18,000(2)        9.0%    $12.47      12/15/06           91,378       212,949
Andrew Brauninger..............  23,700(1)        6.3%    $6.00       12/15/99             --           --
                                 16,000(2)        8.0%    $12.47      12/15/06           81,225       189,228
Walter S. Zorkers..............  16,000(1)        4.3%    $6.00       12/15/99             --           --
                                 16,000(2)        8.0%    $12.47      12/15/06           81,225       189,228



(1) These options were cancelled upon completion of the Company's reorganization on December 15, 1999.
(2) These options vest 50% upon grant and 50% in 90 days following the date of grant.
(3) The dollar amounts are the result of calculations at specified rates of appreciation and are not intended to forecast possible future appreciation.

          The following table contains information concerning and the year-end value of unexercised options:


                                                             Number of                     Value of Unexercised
                                                      Underlying Unexercised                  In-the-Money
                                                            Options at                          Options at
                                                        December 31, 1999                   December 31, 1999(1)
Name                                               Exercisable    Unexercisable       Exercisable        Unexercisable
Jean Fitzgerald.......                                  10,000          10,000                --              --

J. Erik Hvide.........                                      --              --                --              --

John H. Blankley......                                   9,000           9,000                --              --

Eugene F. Sweeney.....                                   9,000           9,000                --              --

Andrew Brauninger.....                                   8,000           8,000                --              --

Walter S. Zorkers.....                                   8,000           8,000                --              --

(1) Following completion of the Company's plan of reorganization on December 15, 1999, the Company's common stock did not begin trading until January 2000. Accordingly, no options were considered "in-the-money" at December 31, 1999.

Employment Agreements

         The Company has entered into an employment agreement with Mr. Kurz to serve as Chief Executive Officer. The agreement, which expires December 31, 2002, provides for an initial annual base salary of $350,000, subject to annual review by the Board of Directors for possible upward adjustment based on Company policy and contributions made by Mr. Kurz. Mr. Kurz is eligible for a bonus equal to a maximum of 100% of his base salary, based upon the Company's achievement of performance targets agreed upon annually, with a minimum guaranteed bonus of $175,000 for 2000. He was granted options to purchase 75,000 shares of the Company's common stock upon effectiveness of the agreement, and will be granted options to purchase an additional 225,000 shares upon stockholder approval of the Hvide Marine Incorporated Amended and Restated Equity Ownership Plan, which is described under Proposal 2. If Mr. Kurz's employment is terminated "without cause" or for "good reason" (each as defined in the agreement) following a "change in control" of the Company (as defined in his employment agreement), he is entitled to receive (i) if the closing occurs prior to December 31, 2001, two times his annual base salary plus two times his maximum bonus or (ii) if the closing occurs after December 31, 2001, one year's base salary plus one year's maximum bonus. In addition, all of his options would vest immediately prior to the closing of such a transaction.

Non-Compete and Benefits Agreements

         In February 2000, the Company entered into a severance agreement with John H. Blankley in connection with his resignation as Executive Vice President and Chief Financial Officer. Under the severance agreement, the company agreed to make severance and other payments to Mr. Blankley aggregating $277,000. In addition, the Company assigned to Mr. Blankley ownership of a Company car and other Company property that he had used while employed by the Company. The agreement also included provisions prohibiting Mr. Blankley from being involved in any business enterprise that competes with the Company and from disclosing or using the Company's confidential information.

         The Company was party to a non-compete agreement dated September 28, 1994 with Hans J. Hvide, the founder of the Company and father of its former Chairman and Chief Executive Officer, pursuant to which Mr. Hvide received a fee of $185,000 each year (subject to annual adjustments based on the Consumer Price Index) in exchange for an agreement not to provide any services to any person in competition with the Company. The non-compete agreement expired upon the death of Mr. Hvide in March 2000. The Company was also party to a post-retirement benefits agreement with Mr. Hvide pursuant to which he received the use of an automobile, major medical health insurance for himself and for his spouse, the use of an office and secretarial assistance, and a payment of $2,000 each month in lieu of other expenses. The post-retirement benefits agreement terminated upon the death of Mr. Hvide except for major medical health insurance for Mr. Hvide's spouse, which continues for the life of Mr. Hvide's spouse.

Report of the Compensation Committee on Executive Compensation

         The Compensation Committee is responsible for supervising the Company's executive compensation policies, administering the employee incentive plans, reviewing officers' salaries, approving significant changes in executive employee benefits, and recommending to the Board such other forms of remuneration as it deems appropriate. The Compensation Committee is composed of two directors who are not employees of the Company.

  Compensation Philosophy

         The Company's executive compensation program is designed to attract, retain, and motivate a highly qualified and experienced senior management team. The Compensation Committee believes that these objectives can best be obtained by directly tying executive compensation to meeting annual and long-term financial performance goals and to appreciation in the Company's stock price. In accordance with these objectives, the total compensation program for the executive officers of the Company and its subsidiaries consists of three components:

(1)  base salary;

(2) annual incentive compensation consisting of bonuses based upon achievement of financial performance objectives; and

(3) long-term equity incentives composed of stock options and other incentive awards, including outright share grants, which may be conditioned upon future events such as continued employment and/or the attainment of performance objectives. Performance objectives may be measured by reference to the earnings of the Company (or a subsidiary or division of the Company) or to the market value of the Common Stock, among other things.

         It is the Company's policy to consider the deductibility of executive compensation under applicable income tax rules as a factor used to make specific compensation determinations consistent with the goals of the Company's executive compensation program. No component of the Company's executive compensation has been determined to be non-deductible to the Company for the year ended December 31, 1999.

Base Salary

         The base salaries of the Company's executive officers are determined by the Compensation Committee by evaluating the responsibilities of the positions, experience, and performance. To assist in establishing salary levels, the Compensation Committee utilizes published survey data as well as the salary levels of executives at other companies in the marine transportation industry. In its efforts to attract and retain well-qualified and experienced senior managers, the Compensation Committee examines and utilizes three components of executive compensation: base salaries, annual performance bonuses, and non-qualified stock options.

Annual Bonus

         The Company's annual bonus program is intended to promote superior performance by making incentive compensation an important part of the executive officers' compensation. In calculating such bonuses, the Compensation Committee examines both objective performance, in which a given executive's performance is measured in terms of financial results as compared to budgeted targets, and subjective performance, which is measured and evaluated with the use of formatted performance evaluation documents.

         Other executive officers of the Company, including subsidiary and division heads, corporate and subsidiary vice presidents, and other managers, also are entitled to receive annual bonuses based upon a percentage of their base salaries and Company and/or individual performance.

Long-Term Incentives

         The Compensation Committee believes that it is important to provide executive officers incentive compensation based upon the Company's stock price performance, thus aligning the interests of its executive officers with those of its shareholders and encouraging them to contribute to the Company's long-term success. Such incentive compensation, accomplished through the award of non-qualified stock options, provides the added benefit of encouraging employees to remain in the service of the Company.

CEO Compensation

         In setting the compensation payable to the Company's Chief Executive Officer, the Compensation Committee seeks to achieve two objectives: (i) establish a level of base salary which is (a) competitive with that paid by companies within the industry which are of comparable size to the Company; (b) competitive with that paid by companies outside the industry with which the Company competes for executive talent; and (c) commensurate with the high risks inherent in the waterborne transportation of petroleum and chemical products, the strict governmental regulation of such operations and large penalties provided by law in certain instances of groundings, collisions, and spills, and the complexities of the Chief Executive Officer's duties and responsibilities growing out of the Company's diverse operations within its three segments; and
(ii) make a significant percentage of the total compensation package contingent upon the Company's performance and stock price appreciation.

                                       COMPENSATION COMMITTEE
                                       James J. Gaffney
                                       Donald R. Shepherd

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company believes that each such person complied with such filing requirements during the fiscal year ended December 31, 1999, except Messrs. Gaffney, Cressy, McGovern, Moore and Shepherd were late in filing Form 3s and Messrs. Hvide and Hvide Trust Limited, L.P. were late in filing Form 4s.

Compensation Committee Interlocks and Insider Participation

         Until December 15, 1999, the Compensation Committee of the Company's Board of Directors consisted of Messrs. Farmer, Fitzgerald, Lee and Vickers. The Compensation Committee currently consists of Messrs. Gaffney and Shepherd.

         The Company has a verbal agreement with Mr. Farmer and a written consulting agreement with Mr. Fitzgerald to provide financial and technical consulting services, respectively, to the Company. During 1999 Mr. Fitzgerald received total compensation of $25,166 and Mr. Farmer received $1,150. Mr. Farmer's agreement expired on December 15, 1999. The Company also provides a portion of the funding for Florida Alliance, Inc., a consortium of maritime interests of which Mr. Fitzgerald is past Chairman and currently a director.

         Mr. Vickers is the principal of Raymond B. Vickers P.A., which has represented the Company in certain litigation and other matters. During 1999 the Company paid $169,884 to Raymond B. Vickers in connection therewith. Raymond B. Vickers P.A. also performs legal services for Florida Alliance, Inc.

Certain Transactions

         The following are descriptions of certain relationships and transactions between the Company, its directors, executive officers and certain other persons. Information regarding transactions with certain directors appears under "Compensation Committee Interlocks and Insider Participation" above.

         The Company believes that the terms of these transactions are as fair as those that it could have obtained from unrelated third parties and arms-length negotiation, where applicable.

         The Company had a non-compete agreement with Hans J. Hvide, the founder of the Company and father of J. Erik Hvide, its former Chairman and Chief Executive Officer, pursuant to which Mr. Hvide received a fee of $185,000 each year (subject to annual adjustment based on the Consumer Price Index) in exchange for an agreement not to provide any services to any person in competition with the Company. The agreement expired upon the death of Mr. Hvide in March 2000.

         The Company also had a post-retirement benefits agreement with Mr. Hvide pursuant to which he received the use of an automobile, major medical health insurance for himself and for his spouse, the use of an office and secretarial assistance, and a payment of $2,000 each month in lieu of other expenses. The post-retirement benefits agreement terminated upon the death of Mr. Hvide, except that major health insurance is to be provided for the life of Mr. Hvide's spouse.

         Maritime Transport Development Corp. ("Maritime Transport"), a company wholly owned by Hans J. Hvide, is the successor in interest to the entity that developed and engineered and provides marketing services for the CATUG(R) vessel design. Maritime Transport receives a commission equal to 1.25% of charterhire received by the Company for two such vessels as payment for development and engineering services relating to the vessels. Commissions earned for 1999 were approximately $85,000.

         At December 31, 1999, Maritime Transport was indebted to the Company for approximately $319,000 for accounts receivable, which accounts are currently accruing interest at a rate of 5.59%.

         The Company entered into agreements to indemnify J. Erik Hvide and Hans
J. Hvide in connection with certain matters, subject to and in accordance with Florida Law. These agreements also provide that the Company will advance expenses (including legal fees) incurred by both individuals, subject to their undertaking to reimburse the Company for such expenses if it is determined that they are not entitled to indemnification under Florida Law.

Common Stock Ownership of Certain Beneficial Owners And Management

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 20, 2000 by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (ii) each director of the Company and each nominee, (iii) each Named Executive, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                           Shares        Percent
     Name and Address of                 Beneficially Beneficially
     Beneficial Owner(1)                  Owned(2)      Owned(2)
     ----------------                    -----------  ----------
Entities affiliated with
Loomis, Sayles & Company, L.P..........  6,201,369(3)     60.7%
One Financial Center
Boston, MA 02111

American Financial Group, Inc.(4)
One East Fourth Street.................      577,815       5.7%
Cincinnati, Ohio 45202

Gerhard E. Kurz........................       75,000          *

Jean Fitzgerald........................       20,000          *

J. Erik Hvide..........................           --         --

John H. Blankley.......................       18,000          *

Eugene F. Sweeney......................       18,000          *

Walter S. Zorkers......................       16,000          *

Andrew W. Brauninger...................       16,000          *

James J. Gaffney.......................           --         --

Peter H. Cressy........................           --         --

Robert L. Keiser.......................           --         --

John F. McGovern.......................           --         --

Thomas P. Moore, Jr....................           --         --

Donald R. Shepherd.....................           --         --

All executive officers and directors
  as a group (11 persons)..............      163,000        1.6

*   Less than one percent

(1) Unless otherwise indicated, the address of each of the persons whose name appears in the table above is: c/o Hvide Marine Incorporated, 2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, Florida 33316.
(2) Includes shares issuable upon the exercise of options that are exercisable within 60 days of the date of this Proxy Statement. The shares underlying such options are deemed to be outstanding for the purpose of computing the percentage of outstanding stock owned by such persons individually and by each group of which they are a member, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.
(3) Based on the Schedule 13D/A filed jointly on March 15, 2000 by Loomis and its general partner, Loomis, Sayles & Company, Inc., Loomis holds these securities on behalf of a number of managed accounts, two of which beneficially own more than 5% of the issued and outstanding common stock of the Company. Loomis has full discretion to manage each of these accounts through advisory agreements. Includes 56,939 shares issuable upon the exercise of Loomis' Class A warrants and 156,777 shares issuable upon exercise of Loomis' noteholder warrants, assuming that no anti-dilution or other adjustments are required on or before the date of exercise, that were exercisable within 60 days of the date hereof.
(4) Based on a Schedule 13G 1A filed on February 10, 2000 by American Financial Group, Inc..

Performance Graph

         The following graph compares the performance of the Company's Common Stock to the cumulative total return to shareholders of (i) the stocks included in the NASDAQ National Market - United States Index from August 9, 1996 to September 28, 1999, and (ii) the Company's Peer Group Index for the same period, in each case assuming the investment of $100 on August 9, 1996 at the initial public offering price of $12.00 per share. The Company's Peer Group Index consists of Kirby Corp., Maritrans, Inc., Seacor Smit, Inc., Stolt-Nielsen, S.A., Tidewater, Inc., and Trico Marine Services. Trading in the Company's
Common Stock was suspended on September 28, 1999 following its filing of a petition under Chapter 11 of the U.S. Bankruptcy Code on September 9, 1999, and did not resume until January 2000.

                              PERFORMANCE GRAPH

COMPANY                                 08/09/96       12/31/96         12/31/97      12/31/98      9/28/99
Hvide Marine Incorporated                 100.0         180.21           214.58         41.67         4.43
Customer Selected Stock List              100.0         127.66           149.29         76.71        89.69
NASDAQ Market Index                       100.0         117.82           144.12        103.26       251.13

2. PROPOSAL TO ADOPT THE HVIDE MARINE INCORPORATED AMENDED AND RESTATED EQUITY OWNERSHIP PLAN

         The Board of Directors has unanimously approved, subject to the consideration and approval of the shareholders of the Company, the adoption of the Hvide Marine Incorporated Amended and Restated Equity Ownership Plan (the "Plan"). The Plan amends and restates in its entirety the Hvide Marine Incorporated Stock Option Plan, which was adopted in December 1999 (the "1999 Plan"). The Board of Directors believes that the success of the Company depends in part upon its ability to attract and retain highly qualified and competent officers and employees. The Board of Directors believes that incentive-based compensation enhances that ability and provides motivation to such persons to advance the interests of the Company and its shareholders. The Board's approval of the Plan and recommendation that the stockholders adopt it follows a review and evaluation of such plan by the Compensation Committee.

         A copy of the Plan is attached to this Proxy Statement as Appendix A. The following is a brief summary of certain provisions of the Plan, which is qualified in its entirety by reference to the full text of the Plan. Capitalized terms not defined herein shall have the same meaning given to such terms in the Plan.

Material Features of the Plan

         Administration of the Plan. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee has full authority in its discretion to determine the officers and employees of the Company or its affiliates to whom awards will be granted and the terms and provisions of such awards. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Agreements issued under the Plan and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions are final and binding on all participants in the Plan.

         Participation in the Plan. Participants in the Plan are selected from among the Company's officers and employees who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success. As of March 31, 2000, approximately 250 persons would be eligible for participation in the Plan.

         Awards Under the Plan. The Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (i) stock options, including "incentive stock options," within the meaning of Section 422 of the Code, and non-qualified stock options; (ii) stock appreciation rights, freestanding or granted in connection with all or any portion of a previously or contemporaneously granted Award; (iii) restricted stock; (iv) dividend equivalent rights; (v) performance awards; and (vi) phantom shares. Awards may be granted singly, in combination, or in tandem, as determined by the Committee in its discretion. Subject to the Plan, the Committee generally has the authority to fix the terms and number of Awards to be granted under the Plan.

         Stock options are exercisable to purchase Stock during a period specified in each Stock Agreement and may be exercisable pursuant to a vesting schedule designated by the Committee. Stock appreciation rights generally entitle the holder to receive cash or Stock having a value equal to the appreciation in the fair market value of the common stock underlying the stock appreciation right from the date of grant to the date of exercise. Restricted stock awards give the recipient the right to receive a specified number of shares of Stock, subject to such terms, conditions and restrictions as the Committee deems appropriate. Dividend equivalent rights entitle the participant to receive payments in an amount determined by reference to any cash dividends paid on a specified number of shares of stock to Company stockholders during the period such rights are effective. Performance awards entitle the participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified number of units (stated in terms of a designated dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a performance award, the performance factors applicable to the determination of the payment value of the performance award and the period over which the Company performance will be measured. Phantom shares shall entitle the participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of stock at the end of a specified period.

         The Plan requires that the purchase price per share under any incentive stock option may not be less than 100% of the fair market value of the underlying shares of Stock on the date of grant, or 110% of such value in the case of incentive stock options granted to any employee owning more than 10% percent of the outstanding capital stock of the Company (an "Over 10% Owner"). In addition, the term of any incentive stock option may not exceed ten years, or five years in the case of incentive stock options granted to an Over 10% Owner. The aggregate fair market value of Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year may not exceed $100,000.

         The exercise price for any option may be paid as follows:  (a) in cash;
(b) with Stock that has been owned by the holder for at least six months prior to the date of exercise having an aggregate fair market value on the date of exercise equal to the exercise price; (c) by tendering a combination of cash and Stock; and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

         Stock Subject to the Plan. An aggregate of 800,000 shares of Stock will be authorized and reserved for issuance under the Plan, subject to adjustments as are appropriate to reflect any stock dividend, stock split or increase or decrease in shares of Stock without receipt of consideration by the Company. As options to purchase an aggregate of 283,000 shares of common stock were granted under the 1999 Plan, 517,000 shares will be available for issuance upon approval of the Plan.

         Effect of Certain Corporate Events. In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization or tender offer, including, the substitution of new Awards, the termination or adjustment of outstanding Awards, the acceleration of Awards or the removal of restrictions on outstanding Awards.

         Effect of Termination of Employment. The Plan provides that in the event of termination of a participant's service with the Company any Award under the Plan may be canceled, accelerated, paid or continued, as provided in the Stock Agreement or, in the absence of such provision, as the Committee, in its sole discretion, may determine.

         Termination and Amendment of the Plan. The Plan allows the Board of Directors, at any time, to amend or terminate the Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. The Plan also provides that no such termination or amendment without the consent of the holder of an Award will adversely affect the rights of the participant under such Award.

Summary of Certain Federal Income Tax Consequences of the Plan

         Incentive Stock Options. No taxable income is realized by a participant and no tax deduction is available to the Company upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the issuance of the shares upon exercise of the incentive stock option and more than two years after the date of the grant of the incentive stock option (the "ISO Holding Period"), the difference between the exercise price and the amount realized upon the sale of the shares will be treated as a long-term capital gain or loss and no deduction will be available to the Company. If the shares are transferred before the expiration of the ISO Holding Period, the participant will realize ordinary income and the Company will be entitled to a deduction on the portion of the gain, if any, equal to the difference between the incentive stock option exercise price and the fair market value of the shares on the date of exercise or, if less, the difference between the amount realized on the disposition and the adjusted basis of the stock; provided, however, that the deduction will not be allowed if such amount exceeds an applicable deduction limitation and does not satisfy an exception to such deduction limitation. Any further gain or loss from an arm's-length sale or exchange will be taxable as a long-term or short-term capital gain or loss, depending upon the holding period before disposition. Certain special rules apply if an incentive stock option is exercised by tendering stock.

         The difference between the incentive stock option exercise price and the fair market value, at the time of exercise, of the Common Stock acquired upon the exercise of an incentive stock option may give rise to alternative minimum taxable income subject to an alternative minimum tax. Special rules also may apply in certain cases where there are subsequent sales of shares in disqualifying dispositions and to determine the basis of the stock for purposes of computing alternative minimum taxable income on subsequent sale of the shares.

         Non-Qualified Stock Options. No taxable income generally is realized by the participant upon the grant of a non-qualified stock option, and no deduction generally is then available to the Company. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the participant as ordinary income. Such amount will also be deductible by the Company unless such amount exceeds an applicable deduction limitation and does not satisfy an exception to such deduction limitation. The tax basis of shares acquired by the participant will be the fair market value on the date of exercise. When a participant disposes of shares acquired upon exercise of a non-qualified stock option, any amount realized in excess of the fair market value of the shares on the date of exercise generally will be treated as a capital gain and will be long-term or short-term, depending on the holding period of the shares. The holding period commences upon exercise of the non-qualified stock option. If the amount received is less than such fair market value, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares. The exercise of a non-qualified stock option will not trigger the alternative minimum tax consequences applicable to incentive stock options.

         Stock Appreciation Rights. No taxable income will be realized by a participant upon the grant of a stock appreciation right and no deduction will be available to the Company. Upon the exercise of the stock appreciation right, the participant will realize taxable income equal to the cash or the fair market value (on the date of exercise) of the shares, or both, received, and the Company will be entitled to a deduction unless such amount exceeds an applicable deduction limitation and does not satisfy an exception to the deduction limitation. The tax basis in any shares received will be the fair market value on the date of exercise and, if shares received are held for more than one year, the participant will realize long-term capital gain or loss upon disposition.

         Restricted Stock. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted stock under the Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferable. A participant's rights in restricted stock awarded under the Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of restricted stock received under the Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a Federal income tax deduction equal in amount to the amount includable as compensation in the gross income of the participant, unless such amount exceeds an applicable deduction limitation and does not satisfy an exception to such deduction limitation. The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income. For stock held more than one year, the participant will realize long-term capital gain or loss upon disposition.

         Cash Awards. A participant who receives a cash award will not recognize any taxable income for Federal income tax purposes until the award is no longer subject to substantial risk of forfeiture. Any cash or stock received pursuant to the award generally will be treated as compensation income in the year in which the award becomes no longer subject to substantial risk of forfeiture. If a cash award is paid in whole or in part in shares of stock and the participant is subject to Section 16(b) of the Exchange Act on the date of receipt of such shares, the participant generally will not recognize compensation income until the expiration of six months from the date of receipt, unless the participant makes an election under Section 83(b) of the Code to recognize compensation income on the date of receipt. In each case, the amount of compensation income will equal the amount of cash and the fair market value of the shares of Common stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes. Any stock options received pursuant to such an award will not be subject to taxation upon the issuance of the option, and no deduction would be available to the Company at that time. Taxation to the participant (and deductibility for the Company) will be governed by the same rules as set forth above in the summary of certain Federal income tax consequences relating to non-qualified stock options.

Proposed Adoption of the Plan

         The Board of Directors of the Company has unanimously approved the adoption of the Plan. Adoption of the Plan requires the affirmative vote of a majority of the votes cast in person or by proxy at the meeting.

         The Board unanimously recommends that the shareholders vote FOR the adoption of the Hvide Marine Incorporated Amended and Restated Equity Ownership Plan.

            3. PROPOSAL TO ADOPT THE HVIDE MARINE INCORPORATED
                      STOCK OPTION PLAN FOR DIRECTORS

         The Board of Directors has unanimously approved, subject to the consideration and approval of the shareholders of the Company, the adoption of the Hvide Marine Incorporated Stock Option Plan for Directors (the "Directors Plan"). The Board of Directors believes that the success of the Company depends in part upon its ability to attract and retain a highly qualified Board of Directors. The Board of Directors believes that incentive-based compensation enhances that ability and provides motivation to such persons to advance the interests of the Company and its shareholders. The Board's approval of the Directors Plan and recommendation that the stockholders adopt it follows a review and evaluation of the plan by the Compensation Committee.

         A copy of the Directors Plan is attached to this Proxy Statement as Appendix B. The following is a brief summary of certain provisions of the Plan, which summary is qualified in its entirety by reference to its full text. Capitalized terms not specifically defined herein shall have the same meaning given to such terms in the Directors Plan.

Material Features of the Directors Plan

         Administration of the Directors Plan. The Compensation Committee will administer the Directors Plan. It is authorized to interpret the plan, to prescribe, amend, and rescind rules relating to the plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the plan will be final, binding and conclusive.

         Participation in the Directors Plan. Each director who is not otherwise an officer or employee of the Company is eligible to participate in the Directors Plan.

         Grants Under the Directors Plan. All eligible directors as of the effective date of the Directors Plan will receive options to purchase 10,000 shares of common stock on the first "option date," which is the first business day after the annual meeting of stockholders. Individuals who become eligible directors after the effective date of the Directors Plan will receive options to purchase 10,000 shares of common stock on the first option date following their election to the Board. All eligible directors will receive options to purchase 4,000 shares of common stock each year on the option date, commencing with the first option date following the initial grant of options. Any eligible director serving as Chairman of the Board on an option date will receive twice the number of options indicated above. There are at present seven directors eligible to participate in the Directors Plan.

         Stock Subject to the Plan. An aggregate of 175,000 shares of common stock will be authorized and reserved for issuance under the Directors Plan, subject to adjustments to reflect stock dividends, recapitalizations, reorganizations and other changes in the capital structure of the Company. These shares may be authorized and unissued shares or shares then held in the Company's treasury. If any option under the Directors Plan expires or terminates without having been exercised in full, the shares subject to the option will again be available for issuance upon the exercise of options granted under the Directors Plan.

         Option Terms. Options granted under the Directors Plan will be evidenced by a stock option agreement, which will specify that the options are non-qualified stock options, the exercise price, the duration of the options, the number of shares of common stock to which the option pertains, and the events by which the options become vested. The option price for each option granted under the Directors Plan will be 100% of the fair market value of the common stock on the date of grant. All options will vest and be exercisable as of the first anniversary of the date of grant. No option will be exercisable on or after ten years following the date of grant. Except in the event of death, disability, completion of ten years service, retirement, or a change of control, vested options may be exercised by the participant for a period of 12 months following the cessation as a director. In the event of disability, completion of ten years service, retirement, or a change of control, the participant may exercise option until the expiration date of the option. In the event the participant dies while serving as a director, the participant's beneficiary may exercise the options for 12 months following the participant's death.

         Effective Date. The Directors Plan will become effective upon approval by the Company's shareholders.

         Amendment and Termination. The Directors Plan may be terminated, modified or amended by the shareholders of the Company. The Board of Directors may also terminate the Directors Plan or modify or amend it in certain respects as set forth in the Directors Plan. No amendment, modification or termination of the plan will adversely affect any option granted under the plan.

         Federal Income Tax Consequences. Under present federal income tax laws the grant of an option will create no federal income tax consequences for an optionee or the Company. Upon exercising an option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise and the Company will be entitled to a deduction for the same amount.

Proposed Adoption of the Plan

         The Board of Directors of the Company has unanimously approved the adoption of the Directors Plan. Adoption of the Directors Plan requires the affirmative of a majority of the votes cast in person or by proxy at the meeting.

         The Board unanimously recommends that the shareholders vote FOR the adoption of the Hvide Marine Incorporated Stock Option Plan for Directors.

           4. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Ernst & Young LLP as the Company's independent public accountants for the year ending December 31, 2000. The appointment of independent public accountants by the Board of Directors is submitted annually for ratification by the shareholders. A representative of Ernst & Young LLP will be present at the Annual Meeting of Shareholders to respond to appropriate questions and will have an opportunity to make a statement if he or she desires to do so.

                                5. OTHER MATTERS

         The Board of Directors has no knowledge of any additional business to be presented for consideration at the Meeting. Should any such matters properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such other matters and with respect to matters incident to the conduct of the Meeting. Certain financial and other information regarding the Company, including audited consolidated financial statements of the Company and its subsidiaries for the last fiscal year, is included in the Company's 1999 Annual Report to Shareholders mailed with this Proxy Statement.

         Shareholders may obtain a copy of the Company's Annual Report on Form 10-K and the schedules thereto by writing to Walton S. Kinsey, Jr., Senior Vice President, General Counsel, and Secretary, Hvide Marine Incorporated, 2200 Eller Drive, P.O. Box 13038, Ft. Lauderdale, Florida 33316. Additional copies of this Proxy Statement and the accompanying proxy also may be obtained from Mr. Kinsey.

         The affirmative vote of a plurality of the votes entitled to be cast represented in person or by proxy at the Meeting is required to elect Directors. The affirmative vote of a majority of the votes cast in person or by proxy is required to approve proposals 2 and 3. Shares represented by proxies marked "withhold authority" with respect to the election of a nominee for Director will be counted for the purpose of determining the number of shares represented by proxy at the Meeting. Such proxies thus will have the same effect as if the shares represented thereby were voted against such nominee. If a broker indicates on the proxy that it does not have discretionary authority to vote in the election of Directors, those shares will not be counted for the purpose of determining the number of shares represented by proxy at the Meeting.

         The Company will pay the cost of soliciting proxies. In addition to solicitation by use of the mail, certain officers and employees of the Company may solicit the return of proxies by telephone, telegram, or in person. ChaseMellon Shareholder Services, LLC, the Company's transfer agent, has been engaged as well. The Company has requested that brokerage houses, custodians, nominees, and fiduciaries forward soliciting materials to the beneficial owners of Common Stock of the Company and will reimburse them for their reasonable out-of-pocket expenses.

         A list of shareholders of record entitled to be present and vote at the Meeting will be available at the offices of the Company for inspection by the shareholders during regular business hours from May 31, 2000 to the date of the Meeting. The list will also be available during the Meeting for inspection by shareholders who are present. Votes will be tabulated by an automated system administered by ChaseMellon Shareholder Services, LLC, the Company's transfer agent.

         In order to assure the presence of the necessary quorum at the Meeting, please sign and mail the enclosed proxy promptly in the envelope provided. No postage is required if mailed within the United States. Signing and returning the proxy will not prevent you from attending the Meeting and voting in person, should you so desire.

                          SHAREHOLDER PROPOSALS FOR THE
                       2001 ANNUAL MEETING OF SHAREHOLDERS

         Any shareholder who wishes to present a proposal for consideration at the annual meeting of shareholders to be held in 2001 must submit such proposal in accordance with the rules of the Securities and Exchange Commission. In order for a proposal to be included in the proxy materials relating to the 2001 annual meeting, it must be received by the Company no later than January 15, 2001. If a shareholder intends to submit a proposal at the 2001 Annual Meeting of Shareholders that is not eligible for inclusion in the proxy materials relating to that meeting, the shareholder must do so no later than March 31, 2001. If such shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the 2001 Annual Meeting of Shareholders. Such proposals and notice should be addressed to Walton S. Kinsey, Jr., Senior Vice President, General Counsel and Secretary, Hvide Marine Incorporated, 2200 Eller Drive, P.O. Box 13038, Ft. Lauderdale, Florida 33316.

[card front]
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


HVIDE MARINE INCORPORATED -- COMMON STOCK PROXY -- for the Annual Meeting of Shareholders at 10:30 a.m. local time, Thursday, June 15, 2000 at the Seamen's Church Institute, 241 Water Street, New York, New York.

    The undersigned hereby appoints Gerhard E. Kurz and Walton S. Kinsey, or either of them, with full power of substitution, as Proxies to represent and vote all of the shares of Common Stock of Hvide Marine Incorporated held of record by the undersigned at the above-stated Annual Meeting, and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated May 15, 2000, as follows:

1   ELECTION OF DIRECTORS
    Nominees: James J. Gaffney and Robert L. Keiser
         / / FOR all Nominees / / WITHHELD as to all Nominees FOR, except vote withheld as to the following nominee:

         /  / ----------------------------------------------
2 PROPOSAL TO APPROVE THE ADOPTION OF THE HVIDE MARINE INCORPORATED AMENDED AND RESTATED EQUITY OWNERSHIP PLAN
         /  / FOR                     /  / AGAINST                /  / ABSTAIN
3 PROPOSAL TO APPROVE THE ADOPTION OF THE HVIDE MARINE INCORPORATED STOCK OPTION PLAN FOR DIRECTORS
         /  / FOR                     /  / AGAINST                /  / ABSTAIN
4 PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS
         /  / FOR                     /  / AGAINST                /  / ABSTAIN
5 TO TAKE ANY ACTION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING

This proxy, when properly executed, will be voted as specified. If no specification is made, it will be voted for Messrs. Gaffney and Keiser as Directors, for proposals 2, 3 and 4, and in the discretion of the Proxy or Proxies on any other matters that may properly come before the Annual Meeting or any adjournments thereof.

[card reverse]

Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this proxy. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING   /   /

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW    /   /



Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the 2000 Annual Meeting and Proxy Statement and 1999 Annual Report to Shareholders is hereby acknowledged. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

-----------------------------------       --------------------------------------
SIGNATURE                     DATE        SIGNATURE                         DATE

                            HVIDE MARINE INCORPORATED

                              AMENDED AND RESTATED

                              EQUITY OWNERSHIP PLAN

                                TABLE OF CONTENTS

                                                                         Page

SECTION 1:  DEFINITIONS................................................. 1

1.1      Definitions.................................................... 1

SECTION 2   GENERAL TERMS............................................... 4

2.1      Purpose of the Plan............................................ 4
2.2      Stock Subject to the Plan...................................... 4
2.3      Administration of the Plan..................................... 4
2.4      Eligibility and Limits......................................... 4

SECTION 3   TERMS OF AWARDS............................................. 5

3.1      Terms and Conditions of All Awards............................. 5
3.2      Terms and Conditions of Options................................ 5
         (a)      Option Price.......................................... 6
         (b)      Option Term........................................... 6
         (c)      Payment............................................... 6
         (d)      Conditions to the Exercise of an Option............... 6
         (e)      Termination of Incentive Stock Option................. 6
         (f)      Special Provisions for Certain Substitute Options..... 7
3.3      Terms and Conditions of Stock Appreciation Rights.............. 7
         (a)      Payment............................................... 7
         (b)      Conditions to Exercise................................ 7
3.4      Terms and Conditions of Stock Awards........................... 7
3.5      Terms and Conditions of Dividend Equivalent Rights............. 7
         (a)      Payment............................................... 8
         (b)      Conditions to Payment................................. 8
3.6      Terms and Conditions of Performance Unit Awards................ 8
         (a)      Payment............................................... 8
         (b)      Conditions to Payment................................. 8
3.7      Terms and Conditions of Phantom Shares......................... 8
         (a)      Payment............................................... 8
         (b)      Conditions to Payment................................. 8
3.8      Treatment of Awards Upon Termination of Employment............. 9

SECTION 4   RESTRICTIONS ON STOCK....................................... 9

4.1      Escrow of Shares............................................... 9
4.2      Forfeiture of Shares........................................... 9
4.3      Restrictions on Transfer....................................... 9

SECTION 5   GENERAL PROVISIONS..........................................10

5.1      Withholding....................................................10
5.2      Changes in Capitalization; Merger; Liquidation.................10
5.3      Compliance with Code...........................................11
5.4      Right to Terminate Employment..................................11
5.5      Restrictions on Delivery and Sale of Shares; Legends...........11
5.6      Non-alienation of Benefits.....................................11
5.7      Termination and Amendment of the Plan..........................11
5.8      Stockholder Approval...........................................12
5.9      Choice of Law..................................................12
5.10     Effective Date of Plan.........................................12

                            HVIDE MARINE INCORPORATED

                              AMENDED AND RESTATED

                              EQUITY OWNERSHIP PLAN

         Hvide Marine Incorporated hereby establishes this Plan to be called the Equity Ownership Plan to encourage certain employees of the Company to acquire Common Stock of the Company, to make monetary payments to certain employees based upon the value of the Common Stock, or based upon achieving certain goals on a basis mutually advantageous to such employees and the Company and thus provide an incentive for continuation of the efforts of the employees for the success of the Company, for continuity of employment and to further the interests of the shareholders. This Equity Ownership Plan amends and restates in its entirety the Hvide Marine Incorporated Stock Option Plan dated December 15, 1999.

                            SECTION 1 -- DEFINITIONS

         1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

         (a) "Award" means any Stock Option, Stock Appreciation Right, Stock Award, Performance Unit Award, Dividend Equivalent Right, or Phantom Shares granted under the Plan.

         (b) "Beneficiary" means the person or persons designated by a Participant to exercise an Award in the event of the Participant's death while employed by the Company, or in the absence of such designation, the executor or administrator of the Participant's estate.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Cause" means conduct by the Participant amounting to (1) fraud or dishonesty against the Company, (2) willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors of the Company, or knowing violation of law in the course of performance of the duties of Participant's employment with the Company, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on the Company's premises during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any employment or other agreement to which Participant and the Company are party.

         (e) "Change in Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Securities Exchange Act of 1934) of any party to such merger or consolidation,
(iii) the Company shall sell substantially all of its assets to another corporation which is not a wholly owned company, or (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall acquire 50% or more of the outstanding voting securities of the Company ( whether directly, indirectly, beneficially or of record) other than through the issuance of additional Stock through a public offering or through a private equity offering. For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Securities Exchange Act of 1934.

         (f) "Code" means the Internal Revenue Code of 1986, as amended.

         (g) "Committee" means the Compensation Committee of the Board of Directors.

         (h) "Company" means Hvide Marine Incorporated, a Delaware corporation.

         (i) "Disability" has the same meaning as provided in the retirement plan maintained by the Company. In the event of a dispute, the determination of Disability shall be made by the Committee. In making its determination the Committee may, but is not required to, rely on advice of a physician competent in the area to which such Disability relates. The Committee may make the determination in its sole discretion and any decision of the Committee will be binding on all parties.

         (j) "Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

         (k) "Dividend Equivalent Rights" means certain rights to receive cash payments as described in Plan Section 3.5.

         (l) "Fair Market Value" means, for any particular date,(i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the Over-the-Counter Bulletin Board Market ("OTCBB"), the last transaction price per share as quoted by the National Market of NASDAQ or the OTCBB, (ii) for any period during which the Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market of NASDAQ or the OTCBB, but when prices for the Stock shall be reported by NASDAQ or the OTCBB, the closing bid price as reported by NASDAQ or the OTCBB, (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the closing price per share of Stock on such exchange as of the close of such trading day, or (iv) the market price per share of Stock as determined by a qualified valuation expert selected by the Board in the event neither (i), (ii), or (iii) above shall be applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next succeeding day when the markets are open.

         (m) "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

         (n) "Non-Qualified Stock Option" means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

         (o) "Option" means a Non-Qualified Stock Option or an Incentive Stock Option.

         (p) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock constituting more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

         (q) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Option, each of the corporations other than the company owns stock constituting 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         (r) "Participant" means an individual who receives an Award hereunder.

         (s) "Performance Unit Award" refers to a performance unit award described in Plan Section 3.6.

         (t)  "Phantom  Shares"  refers to the rights  described in Plan Section
3.7.

         (u) "Plan" means the Hvide Marine Incorporated Amended and Restated Equity Ownership Plan.

         (v) "Retirement" means a Participant's termination of employment after attaining age 62.

         (w) "Stock" means the Company's common stock.

         (x) "Stock Agreement" means an agreement between the Company and a Participant or other documentation evidencing an Award.

         (y) "Stock Appreciation Right" means a stock appreciation right described in Plan Section 3.3.

         (z) "Stock Award" means a stock award described in Plan Section 3.4.

         (aa) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock constituting 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         (ab) "Termination of Employment" means the termination of the employee-employer relationship between a Participant and the Company and its affiliates regardless of the fact that severance or similar payments are made to the Participant, for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or Retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment, or whether a Termination of Employment is for Cause. In the event that a Participant who has been granted a Non-Qualified Stock Option hereunder ceases to be an employee but remains a member of the Board, no Termination of Employment shall be deemed to have occurred until the Participant ceases to be a member of the Board.

         (ac) "Vested" means that an Award is nonforfeitable and exercisable with regard to a designated number of shares of Stock.

                           SECTION 2 -- GENERAL TERMS

         2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to officers and employees of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers and employees by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining and rewarding personnel.

         2.2 Stock Subject to the Plan. Subject to adjustment in accordance with
Section 5.2, 800,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved and subject to issuance under the Plan. At no time shall the Company have outstanding Awards and shares of Stock issued in respect to Awards in excess of the Maximum Plan Shares. To the extent permitted by law, the shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Award that is forfeited, canceled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

         2.3 Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall have full authority in its discretion to determine the officers and employees of the Company or its affiliates to whom Awards shall be granted and the terms and provisions of Awards, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

2.4 Eligibility and Limits. Participants in the Plan shall be selected by the Committee from among those employees of the Company and its affiliates who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of Stock with respect to which Stock Options intended to meet the requirements of Code Section 422 that become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s).

                          SECTION 3 -- TERMS OF AWARDS

         3.1      Terms and Conditions of All Awards.

                  (a) The number of shares of Stock as to which an Award shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Sections 2.2 and 2.4 as to the total number of shares available for grants under the Plan.

                  (b) Each Award shall be evidenced by a Stock Agreement in such form as the Committee may determine is appropriate, subject to the provisions of the Plan.

                  (c) The date an Award is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Agreement and has determined the recipient of the Award and the number of shares covered by the Award and has taken all such other action necessary to complete the grant of the Award.

                  (d) The Committee may provide in any Stock Agreement a vesting schedule. The vesting schedule shall specify when such Awards shall become Vested and thus exercisable. Notwithstanding any vesting schedule which may be specified in a Stock Agreement, in the event of any Termination of Employment other than by reason of death or Disability within 2 years following a Change of Control the Awards granted under the Plan shall become 100% Vested and exercisable except to the extent that the exercisability of any such Award would result in an "excess parachute payment" within the meaning of Section 280G of the Code.

                  (e) Awards shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant.

         3.2 Terms and Conditions of Options. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan, as amended and restated, is adopted or approved by the Company's stockholders.

                  (a) Option Price.  Subject to  adjustment  in accordance  with
Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of the Stock purchasable under any Option shall be as set forth in the applicable Stock Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant for an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

                  (b) Option Term. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted. In either case, the Committee may specify a shorter term and state such term in the Stock Agreement.

                  (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Agreement provides, (i) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price or (ii) by tendering a combination of cash and Stock. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

                  (d) Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable at such time or times or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may, except as provided in Section 3.2(e), permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Agreement to the contrary.

                  (e) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year shall be substituted for such three
(3) month period. For purposes of this Subsection (e), Termination of Employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

                  (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

         3.3 Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Award or not in connection with an Award. A Stock Appreciation Right shall entitle the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified price which, in the case of a Stock Appreciation Right granted in connection with an Option, shall be not less than the Exercise Price for that number of shares. A Stock Appreciation Right granted in connection with an Award may only be exercised to the extent that the related Award has not been exercised, paid or otherwise settled. The exercise of a Stock Appreciation Right granted in connection with an Award shall result in a pro rata surrender or cancellation of any related Award to the extent the Stock Appreciation Right has been exercised.

                  (a) Payment. Upon payment or exercise of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine.

                  (b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

         3.4 Terms and Conditions of Stock Awards. The numbers of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, shall be as the Committee determines, and the certificate for such shares shall bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee shall have the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

         3.5 Terms and Conditions of Dividend Equivalent Rights. A Dividend Equivalent Right shall entitle the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

                  (a) Payment. Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine.

                  (b) Conditions to Payment. Each Dividend Equivalent Right granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Dividend Equivalent Right; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

         3.6 Terms and Conditions of Performance Unit Awards. A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified number of units (stated in terms of a designated dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The Committee may provide for an alternate base value for each unit under specified conditions.

                  (a) Payment. Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine.

                  (b) Conditions to Payment. Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Performance Unit Award; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

         3.7 Terms and Conditions of Phantom Shares. Phantom Shares shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the Committee shall determine the factors which will govern the portion of the rights so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment.

                  (a) Payment. Payment in respect of Phantom Shares may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine.

                  (b) Conditions to Payment. Each Phantom Share granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Phantom Share; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

         3.8 Treatment of Awards Upon Termination of Employment. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Employment may be canceled, accelerated, paid or continued, as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.

                       SECTION 4 -- RESTRICTIONS ON STOCK

         4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each Stock Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the Stock Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the Stock Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the Stock Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the Stock Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the Stock Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or the Company, as applicable.

         4.2 Forfeiture of Shares. Notwithstanding any vesting schedule set forth in any Stock Agreement or any other agreement with the Company or its affiliates, in the event that the Participant violates a non competition agreement as set forth in the Stock Agreement, all Awards and shares of Stock issued to the holder pursuant to the Plan shall be forfeited; provided, however, that the Company shall return to the holder the lesser of any consideration paid by the Participant in exchange for Stock issued to the Participant pursuant to the Plan or the then Fair Market Value of the Stock forfeited hereunder.

         4.3 Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the Stock Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the Stock Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the Stock Agreement, and the shares so transferred shall continue to be bound by the Plan and the Stock Agreement.

                         SECTION 5 -- GENERAL PROVISIONS

         5.1 Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the Stock Agreement provides, a Participant may also elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of an Award (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

                  (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

                  (b)  Any  Withholding   Election  made  will  be  irrevocable;
however, the Committee may in its sole discretion approve and give no effect to the Withholding Election.

         5.2      Changes in Capitalization; Merger; Liquidation.

                  (a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Performance Unit Award, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Phantom Share and Stock Appreciation Right pertains shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

                  (b) In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Award.

                  (c) The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         5.3 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

         5.4 Right to Terminate Employment. Nothing in the Plan or in any Award shall confer upon any Participant the right to continue as an employee or officer of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's employment at any time.

         5.5 Restrictions on Delivery and Sale of Shares; Legends. Each Award is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Award, that the Participant or other recipient of an Award represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

         5.6 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

         5.7 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Award shall adversely affect the rights of the Participant under such Award.

         5.8 Stockholder Approval. The Plan shall be approved by the holders of a majority of the Shares of Stock entitled to vote represented in person or by proxy at a meeting duly called.

         5.9 Choice of Law. The laws of the State of Delaware shall govern the Plan, to the extent not preempted by federal law.

         5.10 Effective Date of Plan. The Plan, as amended and restated, shall become effective upon the date the Plan is approved by the stockholders of the Company.

                                     HVIDE MARINE INCORPORATED

                                     By:

                                     Title:

Attest:


Secretary

         [CORPORATE SEAL]

                            HVIDE MARINE INCORPORATED

                                STOCK OPTION PLAN

                                  FOR DIRECTORS

                            HVIDE MARINE INCORPORATED

                         STOCK OPTION PLAN FOR DIRECTORS

                                TABLE OF CONTENTS

Article                                                                 Page

I.       Establishment, Purpose and Effective Date of Plan...............1

         1.1      Establishment..........................................1
         1.2      Purpose................................................1
         1.3      Effective Date.........................................1


II.      Definitions.....................................................1

         2.1 Definitions.................................................1


                 (a)   "Annual Options"..................................1
                 (b)   "Beneficiary".....................................1
                 (c)   "Board"...........................................1
                 (d)   "Change of Control"...............................2
                 (e)   "Code"............................................2
                 (f)   "Committee".......................................2
                 (g)   "Company".........................................2
                 (h)   "Disability"......................................2
                 (i)   "Exercise Price"..................................2
                 (j)   "Fair Market Value"...............................2
                 (k)   "Initial Options".................................2
                 (l)   "Non-Qualified Stock Option"......................3
                 (m)   "Option"..........................................3
                 (n)   "Option Date".....................................3
                 (o)   "Participant".....................................3
                 (p)   "Retirement"......................................3
                 (q)   "Service".........................................3
                 (r)   "Stock"...........................................3
                 (s)   "Stock Option Agreement"..........................3
                 (t)   "Vested"..........................................3

Article                                                                 Page

III.     Eligibility and Participation...................................3


IV.      Administration..................................................4


V.       Stock Subject to Plan...........................................4

         5.1      Number.................................................4
         5.2      Unused Stock...........................................4
         5.3      Adjustment in Capitalization...........................4


VI.      Duration of Plan................................................5


VII.     Terms of Options................................................5

         7.1      Grant of Options.......................................5
         7.2      Option Agreement.......................................5
         7.3      Exercise Price.........................................5
         7.4      Duration of Options....................................5
         7.5      Vesting of Options.....................................6
         7.6      Nontransferability of Options..........................6
         7.7      Restriction on Stock Transferability...................6
         7.8      Exercise of Options....................................6
         7.9      Purchase for Investment................................6


VIII.    Cessation as Director...........................................7


IX.      Amendment, Modification and Termination of Plan.................7


X.       Tax Withholding.................................................8


XI.      Unfunded Plan...................................................8

Article                                                               Page

XII.     No Right to Remain a Director.................................8


XIII.    Requirement of Law............................................8

         13.1 Requirement of Law ......................................8
         13.2 Governing Law ...........................................9

                            HVIDE MARINE INCORPORATED

                         STOCK OPTION PLAN FOR DIRECTORS

                                    Article I

                Establishment, Purpose and Effective Date of Plan

1.1      Establishment.
         -------------

         Hvide Marine Incorporated, a Delaware corporation, hereby establishes a stock option plan for members of its Board of Directors, which shall be known as the Hvide Marine Incorporated Stock Option Plan for Directors (the "Plan").

1.2      Purpose.
         -------

         The purpose of the Plan is to aid the Company in competing with other companies for the services of new Directors, to induce Directors to remain as Directors, to focus Directors on the long-term Company objectives, to reward and recognize Directors for their contributions to the success of the Company and to motivate Directors to acquire an interest in the Company.

1.3      Effective Date.
         --------------

         The "Effective Date" of the Plan shall be the date of approval by the holders of a majority of the shares of Stock entitled to vote represented in person or by proxy at a meeting duly called after the adoption of the Plan by the Board.

                            Article II - Definitions

2.1      Definitions.
         -----------

Whenever used herein, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

a)   "Annual Options" means options granted on an ongoing annual basis.

b) "Beneficiary" means the person or persons designated by a Participant to exercise an Option in the event of the Participant's death while employed by, or as a Director of, the Company, or in the absence of such designation, the legal representative of the Participant's estate.

c)   "Board" or "Directors" mean the Board of Directors of the Company.

d) A "Change of Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated of the ownership of 50% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Securities Exchange Act of 1934) of any party to such merger or consolidation, (iii) the Company shall sell substantially all of its assets to another corporation which corporation is not wholly owned by the company, or (iv) a person, within the meaning of Section 3(a)(9) or of
     Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record) ) other than through the issuance of additional Company stock in a public offering or through a private equity offering. For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Securities and Exchange Act of 1934.

e)   "Code" means the Internal Revenue Code of 1986, as amended.

f)   "Committee" means the Compensation Committee of the Board.

g)   "Company" means Hvide Marine Incorporated, a Delaware corporation.

h)   "Disability"   means  the   inability  of  an  individual  to  fulfill  his
     responsibilities   as  a  Director  as  a  result  of  mental  or  physical
     incapacity.

i)   "Exercise Price" means, with respect to any Option, a value as specified in
     Section 7.3, determined as of the date of grant of such Option.

j) "Fair Market Value" means, for any particular date, (i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the Over-the-Counter Bulletin Board Market ("OTCBB"), the last transaction price per share as quoted by the National Market of NASDAQ or the OTCBB, (ii) for any period during which the Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market of NASDAQ or the OTCBB, but when prices for the Stock shall be reported by NASDAQ, the closing bid price as reported by NASDAQ, (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the closing price per share of Stock on such exchange as of the close of such trading day, or
     (iv) the market price per share of Stock as determined by a qualified valuation expert selected by the Board in the event neither (i), (ii), or
     (iii) above shall be applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next succeeding day when the markets are open.

k) "Initial Options" means Options granted to Directors on the Option Date following the Effective Date or in the initial year that an individual becomes a Director.

l) "Non-Qualified Stock Option" means a Stock Option, other than an Option qualifying as an Incentive Stock Option, as defined in Code Section 422.

m) "Option" means the contractual right granted to a Participant to purchase a share of Stock under the Plan at a stated price for a specified period of time.

n) "Option Date" means the first business day after the annual meeting of stockholders of the Company.

o)   "Participant" means a Director who has been granted Options under the Plan.

p) "Retirement" means the cessation of a Participant's Service as a Director after attaining age 62.

q) "Service" means the period of time that an individual serves as a member of the Board and includes any service prior to the adoption of the Plan as well as service as a consultant to the Board prior to election to the Board.

r)   "Stock" means the Company's Common Stock.

s) "Stock Option Agreement" means an agreement between the Participant and the Company evidencing the grant and terms of an Option.

t) "Vested" means that an Option is nonforfeitable and exercisable with regard to a designated number of shares of Stock as specified in Section 7.5.

                   Article III - Eligibility and Participation

         All members of the Board, who are not otherwise officers or employees of the Company, shall be eligible to participate in the Plan.

                           Article IV - Administration

         The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be uniformly applied and shall be final, binding and conclusive for all purposes and upon all persons.

                        Article V - Stock Subject To Plan

5.1      Number.
         ------

         Subject to adjustment as provided by Section 5.3, the total number of shares of Stock reserved for Options and subject to issuance under the Plan may not exceed 175,000 shares of Stock. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

5.2      Unused Stock.
         ------------

         In the event any shares of Stock are subject to an Option which, for any reason, expires or is terminated unexercised as to such shares, such shares again shall become available for issuance under the Plan.

5.3      Adjustment in Capitalization.
         ----------------------------

         In the event of any change in the Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or change of shares, or rights offering to purchase Stock at a price substantially below fair market value, or of any similar change affecting the Stock, the number and Exercise Price of any Options may be proportionately adjusted, as deemed equitable and appropriate by the Committee, and the number of shares of Stock subject to issuance under the Plan may be proportionately adjusted by the Board upon the recommendation of the Committee, as the Board deems equitable and appropriate.

                          Article VI - Duration of Plan

         The Plan shall remain in effect, subject to the Board's right to terminate the Plan pursuant to Article IX, until all Stock subject to it has been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option may be granted under the Plan on or after the tenth anniversary of the Plan's Effective Date.

                         Article VII - Terms of Options

7.1      Grant of Options.
         ----------------

         Each person who is an eligible  participant in the Plan as specified in
         Article III shall receive the following Option grants.

a) Those eligible Directors as of the Effective Date will receive 10,000 Options on the Option Date immediately following the Effective Date.

b) Those individuals who become eligible Directors after Effective Date will receive 10,000 Options on the first Option Date following their election to the Board.

c) All eligible Directors will receive 4,000 Annual Options on each Option Date commencing with the Option Date following the Option Date on which Initial Options were granted.

d) Any eligible Director who is serving in the capacity of Chairman of the Board on an Option Date shall be entitled to receive twice the number of options to which such Director would otherwise be entitled under subsections (a)-(c) of this section 7.1.

         All options granted under the Plan will be Non-Qualified Stock Options.

7.2      Stock Option Agreement.
         ----------------------

         Each Option shall be evidenced by a Stock Option Agreement that shall specify that the Options are Non-Qualified Stock Options, the Exercise Price, the duration of the Options, the number of shares of Stock to which the Option pertains, the events by which the Options become Vested, and such other provisions as the Committee shall determine.

7.3      Exercise Price.
         --------------

         All Options granted under the Plan will be granted at a price equal to the Fair Market Value as of the Option Date applicable to that Option.

7.4      Duration of Options.

         Each Option shall expire at such time as the Committee shall determine at the time it is granted, provided, however, that no Option shall be exercisable on or after ten years following the date of grant.

7.5      Vesting of Options.

a) All Options granted under the Plan will become 100% Vested and exerciseable as of the first anniversary of the date that the Options are granted.

b) Notwithstanding the provisions of Subsection (a) above, Options granted under the Plan will become 100% Vested and exerciseable in the event of the Participant's death, Disability, completion of ten (10) years Service, Retirement or Change of Control, except to the extent that the exerciseability of any such Option would result in an "excess parachute payment" within the meaning of
              Section 280G of the Code.

7.6      Nontransferability of Options.
         -----------------------------

         No Option granted under the Plan, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant, Options may be exercised only by the Participant.

7.7      Restriction on Stock Transferability.

         The Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed, under any blue sky or state securities laws applicable to such shares and under any buy/sell agreements entered into by the existing shareholders.

7.8      Exercise of Options.
         -------------------

         A Participant shall exercise a Vested Option by written notice to the Committee specifying the number of shares of Stock to be purchased. The Exercise Price of any Vested Option shall be payable to the Company in full at the time of the exercise of the Option in a manner as is specified in the Stock Agreement.

7.9      Purchase for Investment.
         -----------------------

         At the time of any exercise of any Option, the Committee may, if it shall deem it necessary for any reason connected with any law or regulation of any governmental authority relating to the regulation of securities, require as a condition to the issuance of Stock that the Participant represent in writing to the Company that it is his intention to acquire the Stock for investment only and not for resale. In the event such a representation is required and made, no Stock shall be issued to the Participant unless and until the Company is satisfied with the validity of such representation. Certificates for Stock as to which such representation is required and made may, in the discretion of the Board, be endorsed with a legend noting such representations.

                      Article VIII - Cessation As Director

         In the event the Participant shall cease to be a Director of the Company for any reason, except following an event enumerated in Section 7.5(b), any outstanding Vested Options may be exercised for a period of twelve (12) months following such cessation as a Director (or the expiration date of the Option, if shorter). The Participant may exercise any such Options as were exercisable at the date of cessation as a Director, and no more.

         In the event the Participant shall cease to be a Director of the Company following an event enumerated in Section 7.5(b), except death, any outstanding Options may be exercised until the expiration date of the Option. The Participant may exercise only such options as were exercisable at the date of the cessation as a director, and no more.

         If the Participant dies before his service as a Director ceases, the Participant's Beneficiary may, within the twelve (12) month period following death (or the expiration date of the Options, if shorter), exercise the Options on the Participant's behalf.

               Article IX - Amendment, Modification and Termination of Plan

         The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without the approval of the holders of a majority of the shares of Stock entitled to vote represented in person or by proxy at a meeting duly called may:

         (a) Increase the total amount of Stock which may be issued under the Plan, except as provided in Sections 5.1 and 5.3 of the Plan.

         (b)     Change the class of individuals eligible to receive Options.

         (c) Change the provisions of the Plan regarding the Exercise Price except as permitted by Section 5.3.

         (d) Materially increase the cost of the Plan or materially increase the benefits to Participants.

         (e)     Extend the period during which Options may be granted.

         (f) Extend the maximum period after the date of grant during which Options may be exercised.

         No amendment, modification, or termination of the Plan shall in any manner adversely affect any Option granted under the Plan without the consent of the Participant.

                           Article X - Tax Withholding

         Whenever shares of Stock are to be issued under the Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local tax withholding requirements. The Company may also withhold from delivery to the recipient a number of shares, the Fair Market Value of which is sufficient to satisfy federal, state and local withholding requirements.

                           Article XI - Unfunded Plan

         The Plan shall be unfunded. The Company shall not be required to segregate any assets that may be represented by Options. The Company shall not be deemed to be a trustee of any amounts to be paid under any Option. Any liability of the Company to pay any Participant with respect to an Option shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan; no such obligation shall be deemed to be secured by any pledge or encumbrance on any property of the Company.

                   Article XII - No Right To Remain A Director

         The grant of an Option shall not create any right in any person to remain as a Director of the Company.

                        Article XIII - Requirement of Law

13.1     Requirement of Law.
         ------------------

         The granting of Options and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.2     Governing Law.
         -------------

         The  Plan,  and  all  agreements  hereunder,   shall  be  construed  in
         accordance with and governed by the laws of the State of Delaware except to the extent superseded by federal law.

                                                      HVIDE MARINE INCORPORATED

                                                 BY:___________________________

                                                TITLE: ________________________


ATTEST:

-----------------------------
SECRETARY

[CORPORATE SEAL]